UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Sysorex Global

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2017, Sysorex Global, n/k/a Inpixon (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inpixon, its wholly-owned Nevada subsidiary formed solely for the purpose of changing the Company’s corporate name from Sysorex Global to Inpixon (the “Name Change”). In accordance with the Merger Agreement, effective as of March 1, 2017 (the “Effective Date”), the subsidiary was merged with and into the Company with the Company as the surviving corporation (the “Merger”). In accordance with Section 92A.180 of the Nevada Revised Statutes, stockholder approval of the Merger was not required.

The Merger and the Name Change do not affect the rights of the Company’s security holders. Following the Name Change, the stock certificates which reflect the Company’s prior name will continue to be valid but subject to the Reverse Stock Split discussed at Items 3.03 and 5.03 below. Certificates reflecting the new name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

As part of the Company’s Name Change, each of the Company’s subsidiaries also amended their corporate charters to change their names from Sysorex USA, Sysorex Government Services, Inc., and Sysorex Canada Corp. to Inpixon USA, Inpixon Federal, Inc., and Inpixon Canada, Inc., respectively, effective as of March 1, 2017.

The description of the Merger Agreement is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by the full text of the agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To effectuate the Merger, the Company filed Articles of Merger with the Secretary of State of the State of Nevada which amended the Company’s Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to change the Company’s name to “Inpixon,” effective on the Effective Date. A copy of the Articles of Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Also on the Effective Date, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to effect a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Amendment, effective as of the Effective Date, every 15 shares of the issued and outstanding Common Stock were converted into one share of Common Stock, without any change in the par value per share. The Reverse Stock Split was approved by the Company’s stockholders at its 2016 annual meeting of stockholders held on November 8, 2016.

The Common Stock began trading on a Reverse Stock Split-adjusted basis on the NASDAQ Capital Market at the opening of trading on March 1, 2017. In connection with the Reverse Stock Split and the Name Change, the Common Stock also commenced trading under a new NASDAQ symbol, “INPX,” and a new CUSIP number, 45790J107, at such time.

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, as a result of the Reverse Stock Split, a stockholder would otherwise hold a fractional share, the stockholder will receive, in lieu of the issuance of such fractional share, one whole share of Common Stock.

Corporate Stock Transfer, the Company’s transfer agent, is acting as the exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the process for exchanging shares. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

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In connection with the Name Change, the Company changed its website address to www.inpixon.com.

The foregoing descriptions of the Articles of Merger and the Amendment are summaries of the material terms thereof, do not purport to be complete and are qualified in their entirety by reference to the Articles of Merger and the Amendment, which are incorporated herein by reference. Copies of the Articles of Merger and the Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 7.01	Regulation FD Disclosure.

On February 28, 2017, the Company issued a press release announcing the decision of the Nasdaq Hearings Panel (the “Panel”) described in Item 8.01 of this Current Report, the Reverse Stock Split, the Name Change and the Company’s ticker symbol change from “SYRX” to “INPX.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 28, 2017, the Company announced that it had received notification that the Panel that it granted the Company’s request for the continued listing of its common stock on The NASDAQ Stock Market (“Nasdaq”) subject to the Company (1) having completed a reverse stock split and evidencing a closing bid price of $1.00 or more for a minimum of ten consecutive trading days as of March 15, 2017 for the purposes of complying with Nasdaq Listing Rule 5550(a)(2); and (2) demonstrating compliance with all requirements for continued listing on Nasdaq.

In connection with the Panel’s determination, the Company implemented the Reverse Stock Split described in Item 5.03 of this Current Report.

The Nasdaq Listing and Hearing Review Council (the “Listing Council”) may, on its own motion, determine to review any Panel decision within 45 of February 8, 2017. If the Listing Council determines to review the Panel’s decision, it may affirm, modify, reverse, dismiss or remand the decision to the Panel.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*2.1	Agreement and Plan of Merger, dated February 27, 2017, by and between Sysorex Global and Inpixon

*3.1	Articles of Merger, effective as of March 1, 2017

*3.2	Certificate of Amendment to Articles of Incorporation, effective as of March 1, 2017

**99.1	Press Release issued on February 28, 2017

* Filed herewith

** Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: March 1, 2017	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

*2.1	Agreement and Plan of Merger, dated February 27, 2017, by and between Sysorex Global and Inpixon

*3.1	Articles of Merger, effective as of March 1, 2017

*3.2	Certificate of Amendment to Articles of Incorporation, effective as of March 1, 2017

**99.1	Press Release issued on February 28, 2017

* Filed herewith

** Furnished herewith